LORD ABBETT TRUST I

Lord Abbett Emerging Markets Equity Fund

Supplement dated February 7, 2025 to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated

December 1, 2024, as supplemented

Lord Abbett Emerging Markets Equity Fund (the “Fund”) is diversified under the Investment Company Act of 1940, as amended. All references to the Fund’s non-diversified status are hereby removed in their entirety.

The following paragraph replaces the sixth paragraph in the section under “Principal Investment Strategies” on page 5 of the summary prospectus and statutory prospectus:

The Fund is diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

The eleventh paragraph under “Principal Risks” on page 7 of the summary prospectus and statutory prospectus and first paragraph of the subsection “Emerging Markets Equity Fund” on page 36 of the statutory prospectus, each titled “Non-Diversification Risk,” is removed.

The following paragraph replaces the first paragraph in the section titled “Fund Information” on page 2-1 of the statement of additional information (“SAI”):

The Registrant is an open-end management investment company registered under the 1940 Act. Each Fund is diversified within the meaning of the 1940 Act. The table below sets forth information about the Registrant’s organization.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectuses and/or SAIs.

Please retain this document for your future reference.